EXHIBIT 99 (a)

                          Certification
    Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
                      (18 U.S.C. Sec. 1350)
      With Respect to the Standex International Corporation
                  Quarterly Report on Form 10-Q
         For the Fiscal Quarter Ended December 31, 2002


     Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), the undersigned Chief Executive Officer of Standex International Corporation, a Delaware corporation (the "Company") does hereby certify that:

       1. The Company's Quarterly Report on Form 10-Q for the fiscal quarter ended December 31, 2002 (the "Form 10-Q") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
2. Information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  February 11, 2003    /s/ Roger L. Fix
                             Roger L. Fix
                             President/Chief Executive Officer